Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2014	2013	2012
	(unaudited; in millions, except per unit amounts)
Commodity sales	$5,487.8	$5,155.4	$4,724.3
Commodity sales - affiliate	206.1	213.1	396.2
Transportation and other services	2,191.8	1,690.0	1,552.0
Transportation and other services - affiliate	79.0	58.6	33.6

	7,964.7	7,117.1	6,706.1

Operating expenses:
Commodity costs	5,026.7	4,829.4	4,282.2
Commodity costs - affiliate	119.2	119.5	287.9
Environmental costs, net of recoveries	97.3	273.7	(91.3)
Operating and administrative	478.0	480.8	418.8
Operating and administrative - affiliate	472.0	437.6	421.7
Power	226.6	147.7	148.8
Depreciation and amortization	458.2	388.0	344.8

	6,878.0	6,676.7	5,812.9

Operating income	1,086.7	440.4	893.2
Interest expense, net	403.2	320.4	345.0
Allowance for equity used during construction	57.2	43.1	11.2
Other income (expense)	8.9	16.0	(1.2)

Income before income tax expense	749.6	179.1	558.2
Income tax expense	9.6	18.7	8.1

Net income	740.0	160.4	550.1
Less: Net income attributable to:
Noncontrolling interest	263.3	88.3	57.0
Series 1 preferred unit distributions	90.0	58.2	—
Accretion of discount on Series 1 preferred units	14.9	9.2	—

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$371.8	$4.7	$493.1

Net income (loss) allocable to common and i-units	$218.4	$(122.7)	$369.2

Net income (loss) per common unit and i-unit (basic)	$0.67	$(0.39)	$1.27

Weighted average common units and i-units outstanding (basic)	328.2	316.2	290.6

Net income (loss) per common unit and i-unit (diluted)	$0.67	$(0.39)	$1.27

Weighted average common units and i-units outstanding (diluted)	328.2	316.2	290.6

Cash distributions paid per limited partner unit outstanding	$2.20	$2.17	$2.15

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	December 31,
	2014	2013	2012
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$740.0	$160.4	$550.1
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	458.2	388.0	344.8
Derivative fair value net (gains) losses	(72.0)	28.6	18.5
Inventory market price adjustments	11.4	3.4	9.8
Asset impairment charges	15.6	—	—
Environmental costs, net of recoveries	82.2	308.1	72.6
Distributions from investments in joint ventures	12.2	—	—
Equity earnings from investments in joint ventures	(13.2)	—	—
Deferred income taxes	4.1	14.5	0.1
State income taxes	3.7	8.4	—
Allowance for equity used during construction	(57.2)	(43.1)	(11.2)
Amortization of debt issuance and hedging costs	9.4	10.5	12.7
Gain on sale of assets	—	(17.1)	—
Other	7.3	(3.9)	1.4
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	1.7	125.0	42.7
Due from General Partner and affiliates	0.7	(12.6)	(3.1)
Accrued receivables	(50.1)	286.1	(61.8)
Inventory	(10.7)	(21.2)	11.1
Current and long-term other assets	(47.1)	(24.1)	(7.3)
Due to General Partner and affiliates	22.4	79.1	(12.5)
Accounts payable and other	(101.1)	85.1	(8.6)
Environmental liabilities	(143.1)	(174.9)	(100.3)
Accrued purchases	(89.9)	13.8	(19.1)
Interest payable	6.6	4.3	(0.9)
Property and other taxes payable	26.1	(0.7)	12.0
Settlement of interest rate derivatives	(0.4)	(5.3)	—

Net cash provided by operating activities	816.8	1,212.4	851.0

Cash used in investing activities:
Additions to property, plant and equipment	(2,933.6)	(2,409.9)	(1,739.9)
Changes in restricted cash	(27.6)	(69.4)	—
Asset acquisitions	(0.2)	(0.9)	—
Proceeds from the sale of net assets	—	44.7	9.5
Investment in joint venture	(36.7)	(188.6)	(168.5)
Distributions from investments in joint ventures in excess of cumulative earnings	27.8	—	—
Other	(6.3)	(18.8)	(7.7)

Net cash used in investing activities	(2,976.6)	(2,642.9)	(1,906.6)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	—	1,199.2	—
Net proceeds from unit issuances	—	519.3	457.0
Distributions to partners	(727.9)	(708.9)	(660.3)
Repayments to General Partner	(12.0)	(12.0)	(12.0)
Proceeds from long-term debt, net of discounts	398.1	—	—
Repayments of long-term debt	(200.0)	(200.0)	(100.0)
Net proceeds under credit facilities	1,185.0	335.0	—
Net commercial paper borrowings (repayments)	312.1	(859.9)	884.9
Contribution from noncontrolling interest	1,391.6	1,148.5	350.9
Distributions to noncontrolling interest	(154.0)	(53.8)	(59.9)

Net cash provided by financing activities	2,192.9	1,367.4	860.6

Net increase (decrease) in cash and cash equivalents	33.1	(63.1)	(195.0)
Cash and cash equivalents at beginning of year	164.8	227.9	422.9

Cash and cash equivalents at end of period	$197.9	$164.8	$227.9

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(unaudited; in millions)
ASSETS

Current assets:
Cash and cash equivalents	$197.9	$164.8
Restricted cash	97.0	69.4
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 million and $0.5 million in 2014 and 2013, respectively	46.2	49.4
Due from General Partner and affiliates	41.4	40.5
Accrued receivables	260.3	210.2
Inventory	94.2	94.9
Other current assets	218.4	47.6

	955.4	676.8
Property, plant and equipment, net	15,692.7	13,176.8
Goodwill	246.7	246.7
Intangible assets, net	254.8	263.2
Other assets, net	597.3	538.0

	$17,746.9	$14,901.5

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$143.7	$121.4
Accounts payable and other	777.7	822.0
Environmental liabilities	141.7	233.7
Accrued purchases	375.7	465.6
Property and other taxes payable	96.5	70.7
Interest payable	74.6	68.0
Note payable to General Partner	306.0	12.0
Current maturities of long-term debt	—	200.0

	1,915.9	1,993.4
Long-term debt	6,675.2	4,777.4
Loans from General Partner and affiliate	—	306.0
Due to General Partner and affiliates	148.3	58.2
Other long-term liabilities	278.1	69.1

	9,017.5	7,204.1

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 authorized and issued at December 31, 2014 and 2013)	1,175.6	1,160.7
Class D units (66,100,000 authorized and issued at December 31, 2013)	2,516.8	—
Class A common units (254,208,428 authorized and issued at December 31, 2014 and 2013)	235.5	2,979.0
Class B common units (7,825,500 authorized and issued at December 31, 2014 and 2013)	—	65.3
i-units (68,305,187 and 63,743,099 authorized and issued at December 31, 2014 and December 31, 2013, respectively)	712.6	1,291.9
Incentive distribution units (1,000 authorized and issued at December 31, 2014)	493.0	—
General Partner	198.3	301.5
Accumulated other comprehensive loss	(211.4)	(76.6)

Total Enbridge Energy Partners, L.P. partners’ capital	5,120.4	5,721.8
Noncontrolling interest	3,609.0	1,975.6

Total partners’ capital	8,729.4	7,697.4

	$17,746.9	$14,901.5

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest, and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. Until July 1, 2014, we allocated distributions to the General Partner and limited partners as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

Equity Restructuring Transaction

On July 1, 2014, we entered into an equity restructuring transaction, or Equity Restructuring, with the General Partner in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction, and loss in excess of 2% in respect of its general partner interest in the incentive distribution rights, or Previous IDRs, in exchange for the issuance to a wholly-owned subsidiary of the General Partner of (i) 66.1 million units of a new class of limited partner interests designated as Class D units, and (ii) 1,000 units of a new class of limited partner interests designated as Incentive Distribution Units, or IDUs.

Beginning July 1, 2014, pursuant to our partnership agreement, we calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs(1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
Target Distribution	> $0.5435	25%	75%

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner’s distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

We determined basic and diluted net income (loss) per common unit and i-unit as follows:

	For the year ended December 31,
	2014	2013	2012
	(unaudited; in millions, except per unit amounts)
Net income	$740.0	$160.4	$550.1
Less Net income attributable to:
Noncontrolling interest	(263.3)	(88.3)	(57.0)
Series 1 preferred unit distributions	(90.0)	(58.2)	—
Accretion of discount on Series 1 preferred units	(14.9)	(9.2)	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	371.8	4.7	493.1
Less distributions:
Incentive distributions to our General Partner	(39.1)	(129.9)	(116.3)
Distributed earnings attributed to our General Partner	(17.3)	(14.2)	(13.0)
Distributed earnings attributed to Class D units	(107.5)	—	—

Total distributed earnings to our General Partner, Class D units and IDUs	(163.9)	(144.1)	(129.3)
Total distributed earnings attributed to our common units and i-units	(731.0)	(695.6)	(636.3)

Total distributed earnings	(894.9)	(839.7)	(765.6)

Overdistributed earnings	$(523.1)	$(835.0)	$(272.5)

Weighted average common units and i-units outstanding	328.2	316.2	290.6

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$2.23	$2.20	$2.19
Overdistributed earnings per common unit and i-unit (2)	(1.56)	(2.59)	(0.92)

Net income (loss) per common unit and i-unit (basic and diluted) (3)	$0.67	$(0.39)	$1.27

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)	Represents the common units’ and i-units’ share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the year ended December 31, 2014 and 2013, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit. For the year ended December 31, 2014, 66,100,000 anti-dilutive Class D Units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

During the first quarter of 2014, we changed our reporting segments. The Marketing segment was combined with the Natural Gas segment to form one new segment called “Natural Gas.” There was no change to the Liquids segment.

This change was a result of our reorganization resulting from the Offering, which prompted management to reassess the presentation of our reportable segments considering the financial information available and evaluated regularly by our Chief Operating Decision Maker. The new segment is consistent with how management makes resource allocation decisions and evaluates performance, and furthers the achievement of our long-term objectives. Financial information for the prior periods has been restated to reflect the change in reporting segments.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the year ended December 31, 2014
	Liquids	Natural Gas		Corporate(1)	Total
	(unaudited; in millions)
Operating revenues:(2)
Commodity sales	$—	$5,693.9		$—	$5,693.9
Transportation and other services	2,070.4	200.4		—	2,270.8

	2,070.4	5,894.3		—	7,964.7

Commodity costs	—	5,145.9		—	5,145.9
Environmental costs, net of recoveries	97.3	—		—	97.3
Operating and administrative	500.8	438.6		10.6	950.0
Power	226.6	—		—	226.6
Depreciation and amortization	306.8	151.4		—	458.2

	1,131.5	5,735.9		10.6	6,878.0

Operating income (loss)	938.9	158.4		(10.6)	1,086.7
Interest expense, net	—	—		403.2	403.2
Allowance for equity used during construction	—	—		57.2	57.2
Other income (expense)	—	13.2	(3)	(4.3)	8.9

Income (loss) before income tax expense	938.9	171.6		(360.9)	749.6
Income tax expense	—	—		9.6	9.6

Net income (loss)	938.9	171.6		(370.5)	740.0
Less: Net income attributable to:
Noncontrolling interest	—	—		263.3	263.3
Series 1 preferred unit distributions	—	—		90.0	90.0
Accretion of discount on Series 1 preferred units	—	—		14.9	14.9

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P	$938.9	$171.6		$(738.7)	$371.8

Total assets	$11,871.2	$5,633.5	(4)	$242.2	$17,746.9

Capital expenditures (excluding acquisitions)	$2,563.4	$230.0		$6.0	$2,799.4

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the year ended December 31, 2014
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.
(4)	Total assets for our Natural Gas segment includes $380.6 million for our long term equity investment in the Texas Express NGL system.

	As of and for the year ended December 31, 2013
	Liquids	Natural Gas		Corporate(1)	Total
	(unaudited; in millions)
Operating revenues:(2)
Commodity sales	$—	$5,368.5		$—	$5,368.5
Transportation and other services	1,519.9	228.7		—	1,748.6

	1,519.9	5,597.2		—	7,117.1

Commodity costs	—	4,948.9		—	4,948.9
Environmental costs, net of recoveries	273.7	—		—	273.7
Operating and administrative	461.0	449.8		7.6	918.4
Power	147.7	—		—	147.7
Depreciation and amortization	244.9	143.1		—	388.0

	1,127.3	5,541.8		7.6	6,676.7

Operating income (loss)	392.6	55.4		(7.6)	440.4
Interest expense, net	—	—		320.4	320.4
Allowance for equity used during construction	—	—		43.1	43.1
Other income (expense)	—	(1.5	)(3)	17.5 (4)	16.0

Income (loss) before income tax expense	392.6	53.9		(267.4)	179.1
Income tax expense	—	—		18.7	18.7

Net income (loss)	392.6	53.9		(286.1)	160.4
Less: Net income attributable to:
Noncontrolling interest	—	—		88.3	88.3
Series 1 preferred unit distributions	—	—		58.2	58.2
Accretion of discount on Series 1 preferred units	—	—		9.2	9.2

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P	$392.6	$53.9		$(441.8)	$4.7

Total assets	$9,268.9	$4,635.1	(5)	$997.5	$14,901.5

Capital expenditures (excluding acquisitions)	$2,330.7	$251.3		$18.8	$2,600.8

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the year ended December 31, 2013
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.
(4)	Other income (expense) for our Corporate segment includes a gain of $17.1 million from the El Dorado storage facility sale in November of 2013.
(5)	Total assets for our Natural Gas segment includes $371.3 million for our long term equity investment in the Texas Express NGL system.